Exhibit 99.1

NGP NGP CAPITAL RESOURCES COMPANY Investor Overview C 1

NGPC 2 Forward Looking Statements This presentation contains forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission. Words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions may be used to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law. Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company is available in our annual report on Form 10-K, our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing.

NGPC 3 NGPC Is A Mezzanine Capital Provider o NGPC is a publicly held financial services company . Investments are primarily in subdebt and mezzanine securities o Microcap to midsized energy companies o NGPC offers yield and total return investors the opportunity to participate in investments that target the capital needs of these small to midsized companies . NGPC: o Affiliate of NGP Energy Capital Management o IPO in November 2004 . Initial capitalization of $244 million o $ 14 million distributed to shareholders to date1 o $147 million invested in targeted investments1 o $172 million total committed and available for targeted investments1 1As of May 6, 2006

NGPC 4 Structure o NGPC is: o A Business Development Company (BDC) . A Regulated Investment Company (RIC) o The BDC format was created to stimulate investment in small companies that otherwise have limited access to capital . Benefit of BDC/RIC Structure: No Corporate Federal Income Tax . General requirements of this structure: o Annual Distribution of at least 90% of taxable income . Mandatory Asset Diversification o 70% of assets must be in securities of private companies and public companies not listed on a national exchange . 50% of investments must be in smaller transactions that individually are less than 5% of total capital . Maximum debt to capitalization of 50% . Independent Board . Must offer to provide management assistance to portfolio companies

NGPC 5 Organization Investment Committee Officers & Employees NGP Investment Advisor, LP Board of Directors Investment Advisory Agreement NGP Capital Resources Company Officers

NGPC 6 Financial Highlights ($ in millions) 1 End of period 2 Includes Management Fee and G&A 3 Excluding Capital Gains 4Percentages annualized % 12.9 13.0 Yield on Targeted Investments1, 3% 4.7% 4.6 - % of Net Asset Value1 $ 11.5 $ 2.8 - Actual Dividends $ 10.4 $ 3.0 Net Investment Income % 2.8% 3.3 - % of Net Asset Value1 $ 6.9 $ 2.0 - Actual Operating Expenses2 $ 1.3 - Realized Capital Gains $ 17.3 $ 5.0 Revenues $ 243.9 $ 243.0 Net Asset Value1 FY 2005 1Q 20064

NGPC 7 Financial Highlights Per Share 1End of period 2Includes Management Fee and G&A $0.66 $0.16 Dividends $0.60 $0.17 Net Investment Income $0.40 $0.12 Operating Expenses2 $0.08 - Realized Capital Gains $1.00 $0.29 Revenues $14.02 $13.96 Net Asset Value1 $13.13 $13.60 Share Price1 FY 2005 1Q 2006

NGPC 8 Dividends $0.120 $0.125 $0.140 $0.150 $0.160 $0.125 $- $0.10 $0.20 $0.30 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 Regular Dividend Special Year-end Dividend

NGPC 9 Summary Of Compensation o Incentive Payments to NGPIA: o 0% of all net investment income earned at or below the Minimum Target Income (MTI) of 2% per quarter (8% per year) on net asset value . 20% of all net investment income earned above the MTI in any calendar quarter . 20% of the amount of realized Capital Gains for any calendar year . Computed net of the realized capital losses and unrealized capital depreciation . No Catch-Up provision . Management Fees: o NGPIA is paid a management fee based on NGPC's total assets . 0.45% per quarter (1.8% per year) of average total assets

NGPC 10 No Catch Up Provision Increases Yield Net Investment Income (% of Net Assets) 8% 9% 10% 12% 15% NGPC Investors Net (w/o "Catch-Up") 8.0% 8.8% 9.6% 11.2% 13.6% Other BDCs' Investors Net (w/ "Catch-Up") 8.0% 8.0% 8.0% 9.6% 12.0% Additional Yield To Investors 0.0% 0.8% 1.6% 1.6% 1.6% % Yield Improvement 0.0% 10.0% 20.0% 16.7% 13.3%

NGPC 11 Milestone Accomplishments . Built professional and administrative staff . Created company infrastructure . Expanded marketing effort and penetration .. Successfully implemented all financial and other controls for SOX and other regulatory compliance . Established $60 million credit facility with SunTrust . Reviewed 225 potential transactions . Overall deal ratio of closed to evaluated transactions is 3% to 4% . Established syndication capacity for Mezzanine Loans .. 33% of transactions syndicated with other financial institutions . Earned and distributed $14 million to stockholders

NGPC 12 Targeted Investments . 9 Portfolio Investment companies . Internally generated . 33% syndicated with other financial institutions . Financing for acquisitions, buy-outs, growth and development . $147 Outstanding . $172 Committed and Available . Investment size in the range of $2 million to $50 million . Yield on Targeted Investment (excluding capital gains) is 13% as of the end of 1Q 2006 (1) Overriding Royalty Interest, Warrants, and Similar Property Based Assets Senior Secured Loans $8 0mm Equit y Kickers (1) $1mm Subordinat ed Secured Loans $52mm Preferred Stock $2mm Senior Not es $12mm

NGPC 13 Portfolio Composition - 66.1 55.6 65.7 105.2 92.8 113.0 147.0 - 41.3 49.9 39.9 20.4 20.5 19.5 19.5 244.3 136.3 139.1 138.8 120.5 134.9 114.0 77.8 $0 $50 $100 $150 $200 $250 Nov.04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 May-06 $MM Targeted Investments Corporate Bonds Cash & Treasuries

NGPC 14 Targeted Investments 67 56 83 122 98 131 172 67 56 67 106 93 113 147 $- $50 $100 $150 $200 $250 Nov-04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 May-06 $MM Committed & Available Outstanding

NGPC 15 Targeted Investment Portfolio

NGPC 16 Investment Philosophy o Strong Management Teams o Proven energy track records o Regional, asset or technical expertise . Asset Based, Collateralized Lending o Secured by pledge of reserves, pipelines, and other assets . Low risk of capital loss . Hedging Strategies . Limit downside and preserve upside potential o Actively Managed Investments . Review and approve operational, financial, and development plans . Timely comparisons of forecast vs. actual results . Dynamic strategy and tactics for each investment o Target rate of return is dependent on overall risk of a transaction being financed . Range from 9% to 20% rate of return . Achieved through coupon and, as appropriate: o Overriding royalty interests . Warrants . Conversion rights

NGPC 17 NGPC -- financing advantages . Energy Focused and Experienced . Permanent Capital . Speed of Commitment and Closing . One-Stop Shop .. Pricing and Structure tailored to the risk assumed . Underwriting Capability

NGPC 18 Conclusion - NGPC Is A Unique Investment Opportunity .. Proven energy lending & investment team and Blue-Chip sponsor . Significant demand for energy capital . Asset based, collateralized loans . Loans with overriding royalty interests, warrants, or conversion rights . Investment Advisor aligned with the investor through the incentive structure . Eligible for tax exempt investors

NGPC 19 Appendix

NGPC 20 Biographies

NGPC 21 NGP Capital Resources Co. Principals .. John H. Homier, President and CEO .. Over 25 years of corporate finance, engineering, credit analysis, business development and management experience in the energy sector . Founded and led a successful structured/mezzanine oil and gas investment program for Deutsche Bank realizing a portfolio IRR of 23% (1999-2003) .. Over 13 years in senior management positions with Bank of America Securities realizing a portfolio IRR of 20% (1986-1999) . Extensive petroleum engineering experience at Richard J. Miller and Associates (1983-1986), Exxon U.S.A. (1979-1983) . Professional Petroleum Engineering and Chartered Financial Analyst Designation - Masters of Business Administration, University of Southern California - Masters in Science in Geotechnical Engineering, University of California, Berkley - Bachelor of Science in Civil Engineering, Oklahoma State University . Richard A. Bernardy, COO and Secretary . Over 20 years of corporate finance, commercial and investment banking and entrepreneurial management experience in the energy sector . Implemented successful structured/mezzanine oil and gas investment program for Deutsche Bank realizing a portfolio IRR of 23% (2000-2003) . Over 14 years of experience with Bank of America, involving origination, evaluation, and execution of senior and mezzanine loans, single bank and syndicated credit facilities, structured transactions, derivatives, high yield debt and private equity realizing a portfolio IRR of 20% (1985-1999) .. Masters of Business Administration, DePaul University, Bachelor of Science, Northern Illinois University . Stephen K. Gardner, CFO and Treasurer . Over 13 years experience in financial and transactional management in the oil and gas industry, including participation in over $9 billion in corporate finance, merger, acquisition and divestiture transactions . Served as Chief Financial Officer of Dunhill Resources, Inc. and Mesa Inc., managing SEC reporting and financial transactions . Graduated summa cum laude from Southwestern University with a Bachelor of Arts degree in Economics, and earned a Master of Arts degree in Economics from Columbia University

NGPC 22 NGP Capital Resources Co. Principals .. R. Kelly Plato, Managing Director .. Over 14 years of corporate finance, business development, engineering and management experience in the energy sector . Co-founder and Partner of Odyssey Energy Capital, LP and senior management positions with Mirant Americas Energy Capital, LP and Tri-Union Development Corporation . Juris Doctorate, South Texas College of Law and Bachelor of Science in Petroleum Engineering, Texas A&M University . Daniel S. Schockling, Director . Joined NGPC in December 2004 as Vice President responsible for transaction execution and portfolio management . Over ten years of energy lending, leveraged finance, and corporate finance experience with institutions including Bank of America, Deutsche Bank, and FleetBoston . Master of Business Administration, University of Notre Dame and Bachelor of Science, Finance and Accounting, University of South Florida . Larry A. Tharp, Director . Joined NGPC in March 2005 as Director and Engineer responsible for technical evaluation of prospects and portfolio companies . Nine years of Energy Lending experience with Compass Bank, including responsibility for valuation of approximately fifty relationships in a portfolio of over $500 million . Twelve years of engineering experience with a variety of independent upstream exploration and production companies as a Reservoir and Production Engineer . Petroleum Engineering graduate of Texas A&M University, Registered Professional Engineer in Texas

NGPC 23 Key Natural Gas Partners Principals .. Kenneth A. Hersh, Chairman of the Board, Investment Committee . Managing Partner of Natural Gas Partners, joined at inception in 1988 . Leader of organization and Co-head of Investments . Previously with Morgan Stanley & Co. (Energy Investment Banking Group) . BA, Princeton University; MBA, Stanford University . David R. Albin, Board Member . Managing Partner of Natural Gas Partners, joined at inception in 1988 . Co-head of Investments .. Previously with Bass Investment Limited Partnership and Goldman Sachs & Co. (Energy Investment Banking Group) . BS in Physics, Stanford University; MBA Stanford University . Richard L. Covington, Investment Committee . Managing Director of Natural Gas Partners, joined in 1997 as Principal and General Counsel . Previously with Thompson & Knight, P.C. .. BBA and JD, Southern Methodist University . William J. Quinn, Investment Committee . Managing Director of Natural Gas Partners .. Previously with Bear Stearns & Co. and Bankers Trust Company . BSE, Wharton School - University of Pennsylvania; MBA, Stanford University

NGPC 24 Independent Directors .. James R. Latimer .. Founder and Owner of Explore Horizons, Inc. . Founder and Partner of Blackhill Partners/Blackhill Advisors . Currently Director of Enron Corporation .. Previously held senior executive positions with several private energy companies . Received a BA in Economics from Yale University and a MBA from Harvard University . Edward W. Blessing . Managing Director and founder of Blessing Petroleum Group, LLC . Over 30 years experience in the global oil and gas industry . Served as Executive Vice President and Director of Oklahoma Oil and Gas Company . Currently serves in a number of leadership positions within the energy industry .. Received a BA in Political Science and Economics from San Diego State University and an MBA from Harvard University . C. Kent Conine . President of Conine Residential Group in Dallas . Vice Chairman of the Texas Department of Housing and Community Affairs . President for the National Council of State Housing Agencies . Past President of the National Association of Home Builders . Received a BA in Finance from Texas Tech University

NGP NGP CAPITAL RESOURCES COMPANY www.ngpcrc.com 713-752-0062 John Homier Rich Bernardy Steve Gardner Kelly Plato Larry Tharp Dan Schockling Hans Hubbard Chris Ryals C